UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Peoples Bancorp Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PEOPLES BANCORP INC.
SUPPLEMENTAL PROXY MATERIALS
APRIL 3, 2015
Due to an administrative error, the Proxy Statement for our 2015 Annual Meeting of Shareholders misstated the number of our common shares outstanding on the February 25, 2015 record date and entitled to vote at the Annual Meeting. The correct number of common shares is 15,163,375 (and not 14,893,450 common shares, as shown on pages 2, 3, 5 and 6 of the Proxy Statement). The correct number of common shares which constitutes a majority of the outstanding common shares is 7,581,688 (and not 7,446,726 common shares as shown on page 3 of the Proxy Statement). Also, the percentages of our common shares held by certain shareholders as of the February 25, 2015 record date (as shown on pages 5 and 6 of the Proxy Statement) were stated incorrectly. The correct percentages are (a) on page 5: Dimensional Fund Advisors LP - 5.71%; BlackRock, Inc. - 5.53%; and Wellington Management Group LLP - 5.09%; and (b) on page 6: George W. Broughton - 1.07%; and “All current directors and executive officers as a group (numbering 16)” - 3.40%.

DEFINITIVE ADDITIONAL MATERIAL
RELATED TO PROXY STATEMENT
FILED WITH SEC ON MARCH 16, 2015

I.
Peoples Bancorp Inc. (“Peoples”) hereby amends its definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2015 (the “Definitive Proxy Statement”) to amend the number of issued and outstanding common shares on the record date entitled to vote at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) reported in the first paragraph under the caption “Who can vote at the Annual Meeting?” on page 2 of the Definitive Proxy Statement, as follows:

Only holders of common shares of record at the close of business on February 25, 2015, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on February 25, 2015, there were 15,163, 375 common shares outstanding and entitled to vote. Other than the common shares, there are no voting securities of Peoples outstanding.

II.
Peoples hereby amends its Definitive Proxy Statement to amend the number of issued and outstanding common shares on the record date entitled to vote at the Annual Meeting as well as the number of common shares which represents a majority thereof, in each case reported in the first paragraph under the caption “What constitutes a quorum and what is the vote required with respect to the proposals to be considered at the Annual Meeting?” on page 3 of the Definitive Proxy Statement, as follows:

Under Peoples’ Code of Regulations, a quorum is a majority of the voting shares of Peoples then outstanding and entitled to vote at the Annual Meeting. Other than the common shares, there are no voting shares outstanding. Common shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum. There were 15,163,375 common shares outstanding and entitled to vote on February 25, 2015, the record date for the Annual Meeting. A majority of the outstanding common shares, or 7,581,688 common shares, present in person or represented by proxy, will constitute a quorum. A quorum must exist to conduct business at the Annual Meeting.

III.
Peoples hereby amends its Definitive Proxy Statement to amend the percentage ownership of Peoples’ common shares held by certain shareholders reported in the first table under the caption “SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” (as shown on page 5 of the Definitive Proxy Statement) and the number of common shares reported in footnote (1) to such table as outstanding and entitled to vote on February 25, 2015, as follows:

The following table sets forth, as of February 25, 2015 (except as otherwise noted), information concerning the beneficial ownership of common shares by the only persons known by Peoples to be the beneficial owner of more than 5% of Peoples’ outstanding common shares:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	865,580	(2)
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	838,087	(3)
Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	771,900	(4)

(1)	The “Percent of Class” computation is based on 15,163,375 common shares outstanding and entitled to vote on February 25, 2015.

(2)
Based on information contained in a Schedule 13G amendment, dated February 5, 2015 and filed with the SEC on the same date, on behalf of Dimensional Fund Advisors LP, a registered investment adviser, to report its beneficial ownership of common shares of Peoples as of December 31, 2014. The Schedule 13G amendment reported that Dimensional Fund Advisors LP had sole voting power as to 838,960 common shares and sole investment power as to 865,580 common shares, all of which common shares were held in portfolios of four registered investment companies to which Dimensional Fund Advisors LP furnishes investment advice and of certain other commingled group trusts and separate accounts for which Dimensional Fund Advisors LP serves as investment manager. The common shares reported were owned by the investment companies, trusts and accounts. Dimensional Fund Advisors LP disclaimed beneficial ownership of the reported common shares.

(3)
Based on information contained in a Schedule 13G dated January 12, 2015 and filed with the SEC on January 30, 2015, on behalf of BlackRock, Inc., to report the beneficial ownership by its subsidiaries (BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Fund Management Ireland Limited, BlackRock Institutional Trust Company, N.A. and BlackRock Investment Management, LLC) of common shares of Peoples as of December 31, 2014. The Schedule 13G amendment reported that BlackRock, Inc., through its subsidiaries, had sole voting power as to 810,805 common shares and sole investment power as to 838,087 common shares.

(4)
Based on information contained in a Schedule 13G amendment dated February 12, 2015 and filed with the SEC on that same date, on behalf of Wellington Management Group LLP to report the beneficial ownership of common shares of Peoples as of December 31, 2014. The Schedule 13G reported that Wellington Management Group LLP had shared voting power and shared investment power as to 771,900 common shares. The Schedule 13G also reported that effective January 1, 2015, Wellington Management Company, LLP, a registered investment adviser, changed its name to Wellington Management Group LLP (“Wellington Management Group”) and transferred its United States advisory business to Wellington Management Company LLP, a Delaware limited partnership, and that on the same date, Wellington Management Company LLP registered as an investment adviser with the SEC by succeeding to Wellington Management Group’s SEC registration. The common shares as to which the Schedule 13G was filed were reported to be owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group, which was an investment adviser to these clients as of December 31, 2014.

IV.
Peoples hereby amends its Definitive Proxy Statement to amend the percentage ownership of Peoples’ common shares held by certain individuals reported in the second table under the caption “SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” (as shown on page 6 of the Definitive Proxy Statement) and the number of common shares reported in footnote (2) to such table as outstanding and entitled to vote on February 25, 2015, as follows:

The following table sets forth, as of February 25, 2015, certain information with respect to the common shares beneficially owned by each current director of Peoples (including each nominee for re-election as a director of Peoples), by each individual named in the “SUMMARY COMPENSATION TABLE FOR 2014” on page 40 and by all current executive officers and directors of Peoples as a group:

	Amount and Nature of Beneficial Ownership (1)
Name of Beneficial Owner	Common Shares Presently Held		Common Shares Which Can Be Acquired Upon Exercise of Options/SARs Currently Exercisable or Options/SARs First Becoming Exercisable Within 60 Days	Total	Percent of Class (2)
Tara M. Abraham	3,015	(3)	—	3,015	(4)
Carl L. Baker, Jr.	99,923	(5)	3,510	103,433	(4)
George W. Broughton	159,389	(6)	2,955	162,344	1.07%
David F. Dierker	5,000	(7)	—	5,000	(4)
Richard Ferguson	5,383	(8)	2,355	7,738	(4)
James S. Huggins	3,444	(9)	—	3,444	(4)
Dr. Brenda F. Jones	7,646	(10)	1,178	8,824	(4)
Timothy H. Kirtley (11)	11,483	(12)	—	11,483	(4)
Daniel K. McGill (11)	25,875	(13)	—	25,875	(4)
David L. Mead	8,415	(14)	600	9,015	(4)
Susan D. Rector	8,364	(15)	—	8,364	(4)
Carol A. Schneeberger (11)	46,255	(16)	4,798	51,053	(4)
Edward G. Sloane (11)	21,854	(17)	—	21,854	(4)
Charles W. Sulerzyski (11)	56,503	(18)	—	56,503	(4)
Thomas J. Wolf	29,915	(19)	2,355	32,270	(4)
All current directors and executive officers as a group (numbering 16)	498,210	(20)	17,751	515,961	3.40%

(1)
Unless otherwise indicated in the footnotes to this table, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded down to the whole common share. The mailing address of each of the current executive officers and directors of Peoples is 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738.

(2)
The “Percent of Class” computation is based on the sum of (i) 15,163,375 common shares outstanding and entitled to vote on February 25, 2015 and (ii) the number of common shares, if any, as to which the named individual or group has the right to acquire beneficial ownership upon the exercise of options and/or stock appreciation rights (“SARs”) which are currently exercisable or will first become exercisable within 60 days after February 25, 2015.

(3)
Includes 51 common shares held jointly by Tara M. Abraham and her husband, as to which Ms. Abraham exercises shared voting and investment power. Does not include 2,111 common shares accrued to Ms. Abraham’s bookkeeping account under the Third Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc.

and Subsidiaries (the “Deferred Compensation Plan for Directors”), as to which Ms. Abraham has no voting or investment power.

(4)	Reflects beneficial ownership of less than 1% of the outstanding common shares.

(5)
Includes 9,507 common shares held in an investment account by Carl L. Baker, Jr., as to which Mr. Baker exercises sole voting and investment power. Includes 8,352 common shares held by B & N Coal, Inc., as to which Mr. Baker exercises shared voting and investment power. Includes (i) 6,943 common shares held by Mr. Baker as Trustee of the Gilbert Baker Trust, as to which Mr. Baker exercises sole voting and investment power; (ii) 44,924 common shares held by Mr. Baker as Trustee of the Jewell Baker Trust, as to which Mr. Baker exercises sole voting and investment power; (iii) 9,005 common shares held by Mr. Baker as Trustee of the Mary Baker Trust, as to which Mr. Baker exercises sole voting and investment power; and (iv) 5,259 common shares held by Mr. Baker as Trustee of Baker Investments LLC, as to which Mr. Baker exercises sole voting and investment power. Does not include 335 common shares accrued to Mr. Baker’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Mr. Baker has no voting or investment power.

(6)
Includes 12,186 common shares held in an IRA account by Peoples Bank as custodian, as to which George W. Broughton exercises sole voting and investment power. Does not include 16,333 common shares held of record and beneficially owned by Mr. Broughton’s wife, as to which Mr. Broughton has no voting or investment power and disclaims beneficial ownership. Does not include 1,654 common shares accrued to Mr. Broughton’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Mr. Broughton has no voting or investment power.

(7)
Includes 5,000 common shares held in an investment account by David F. Dierker, as to which Mr. Dierker exercises sole voting and investment power. Does not include 948 common shares accrued to Mr. Dierker’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Mr. Dierker has no voting or investment power.

(8)
Includes 106 common shares allocated to the account of Richard Ferguson in the Ferguson Consulting, LLC retirement savings plan, as to which Mr. Ferguson has the power to direct the voting and investment. Does not include 9,132 common shares accrued to Mr. Ferguson’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Mr. Ferguson has no voting or investment power.

(9)
Includes 105 common shares held jointly by James S. Huggins and his wife, as to which Mr. Huggins exercises shared voting and investment power. Includes 200 common shares held jointly in an investment account by Mr. Huggins and his wife, as to which Mr. Huggins exercises shared voting and investment power.

(10)	Does not include 19,818 common shares accrued to Dr. Brenda F. Jones’ bookkeeping account under the Deferred Compensation Plan for Directors, as to which Dr. Jones has no voting or investment power.

(11)	Executive officer of Peoples during the 2014 fiscal year and named in the “SUMMARY COMPENSATION TABLE FOR 2014” on page 40.

(12)
Includes (i) 2,667 unvested restricted common shares which were granted to Timothy H. Kirtley on January 29, 2013 and will vest as described in footnote (3) to the “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2014” table on page 44 (the “Equity Awards Table”); (ii) 2,860 unvested restricted common shares which were granted to Mr. Kirtley on February 4, 2014 and will vest as described in footnote (4) to the Equity Awards Table; and (iii) 3,170 unvested restricted common shares which were granted to Mr. Kirtley on January 29, 2015 and will vest as described in footnote (6) to the Equity Awards Table. Mr. Kirtley has voting power with respect to all of the reported restricted common shares and the right to receive dividends as described in the Equity Awards Table.

(13)
Includes 1,833 common shares allocated to the account of Daniel K. McGill in the Retirement Savings Plan, as to which Mr. McGill has the power to direct the voting and investment. Also includes (i) 5,000 unvested restricted common shares which were granted to Mr. McGill on October 30, 2012 and will vest as described in footnote (5) the Equity Awards Table; (ii) 2,333 unvested restricted common shares which were granted to Mr. McGill on January 29, 2013 and will vest as described in footnote (3) to the Equity Awards Table; (iii) 2,860 unvested restricted common shares which were granted to Mr. McGill on February 4, 2014 and will vest as described in footnote (4) to the Equity Awards Table; and (iv) 3,690 unvested restricted common shares which were granted to Mr. McGill on January 29, 2015 and will vest as described in footnote (6) to the Equity Awards Table. Mr. McGill has voting power with respect to all of the reported restricted common shares and the right to receive dividends as described in the Equity Awards Table.

(14)
Includes 3,500 common shares held in an investment account by David L. Mead, as to which Mr. Mead exercises sole voting and investment power. Does not include 10,785 common shares accrued to Mr. Mead’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Mr. Mead has no voting or investment power.

(15)	Includes 950 common shares held in an investment account by Susan D. Rector, as to which Ms. Rector exercises sole voting and investment power.

(16)
Includes 8,728 common shares held jointly by Carol A. Schneeberger and her husband, as to which Ms. Schneeberger exercises shared voting and investment power. Includes 16,231 common shares allocated to the account of Ms. Schneeberger in the Retirement Savings Plan, as to which Ms. Schneeberger has the power to direct the voting and investment. Also includes (i) 2,667 unvested restricted common shares which were granted to Ms. Schneeberger on January 29, 2013 which vest as described in footnote (3) to the Equity Awards Table; (ii) 2,860 unvested restricted common shares which were granted to Ms. Schneeberger on February 4, 2014 and will vest as described in footnote (4) to the Equity Awards Table; and (iii) 3,900 unvested restricted shares which were granted to Ms. Schneeberger on January 29, 2015 and will vest as described in footnote (6) to the Equity Awards Table. Ms. Schneeberger has voting power with respect to all of the reported restricted common shares and the right to receive dividends as described in the Equity Awards Table.

(17)
Includes 7,860 common shares allocated to the account of Edward G. Sloane in the Retirement Savings Plan, as to which Mr. Sloane has the power to direct the voting and investment. Includes 1,000 common shares held in an investment account by Mr. Sloane, as to which Mr. Sloane exercises sole voting and investment power. Also includes (i) 2,334 unvested restricted common shares which were granted to Mr. Sloane on January 29, 2013 and will vest as described in footnote (3) to the Equity Awards Table; (ii) 2,860 unvested restricted common shares which were granted to Mr. Sloane on February 4, 2014 and will vest as described in footnote (4) to the Equity Awards Table; and (iii) 3,900 unvested restricted common shares which were granted to Mr. Sloane on January 29, 2015 and will vest as described in footnote (6) to the Equity Awards Table. Mr. Sloane has voting power with respect to all of the reported restricted common shares and the right to receive dividends as described in the Equity Awards Table.

(18)
Includes 10,502 common shares held in an investment account by Charles W. Sulerzyski, as to which Mr. Sulerzyski exercises sole voting and investment power. Also includes (i) 7,404 unvested restricted common shares which were granted to Mr. Sulerzyski on January 29, 2013 and will vest as described in footnote (3) to the Equity Awards Table; (ii) 8,904 unvested restricted common shares which were granted to Mr. Sulerzyski on February 4, 2014 and will vest as described in footnote (4) to the Equity Awards Table; and (iii) 12,851 unvested restricted common shares which were granted to Mr. Sulerzyski on January 29, 2015 and will vest as described in footnote (6) the Equity Awards Table. Mr. Sulerzyski has voting power with respect to all of the reported restricted common shares and the right to receive dividends as described in the Equity Awards Table.

(19)	As of February 25, 2015, 20,000 common shares held by Thomas J. Wolf had been pledged as security for a loan.

(20)
Includes common shares held jointly by current directors and executive officers with other persons, as well as an aggregate of 25,924 common shares allocated to the accounts of the current executive officers of Peoples in the Retirement Savings Plan. See notes (3), (5) through (10), and (12) through (19) above.